SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 25, 2005

                                      CWT

                                  (Depositor)

   (Issuer in respect of Countrywide Home Loans, Countrywide Alternative Loan

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 25, 2005


                                      CWT


                          By: /s/ Cirino Emanuele
                              ------------------------------
                          Name:   Cirino Emanuele
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated July 25, 2005


                             Payment Date: 07/25/05


          ------------------------------------------------------------
                   Independent National Mortgage Corporation
           Countrywide Home Loans, Countrywide Alternative Loan Trust
                                Series 2005-33CB
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        496,992,000.00    5.500000%     2,225,879.98  2,277,880.00    4,503,759.98       0.00       0.00
                        A2         22,060,000.00    5.500000%        98,800.21    101,108.33      199,908.54       0.00       0.00
                        PO          1,012,429.73    0.000000%        21,311.21          0.00       21,311.21       0.00       0.00
Residual                AR                100.00    5.500000%           100.00          0.46          100.46       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M          12,285,000.00    5.500000%             0.00     56,306.25       56,306.25       0.00       0.00
                        B1          4,914,000.00    5.500000%             0.00     22,522.50       22,522.50       0.00       0.00
                        B2          2,730,000.00    5.500000%             0.00     12,512.50       12,512.50       0.00       0.00
                        B3          2,730,000.00    5.500000%             0.00     12,512.50       12,512.50       0.00       0.00
                        B4          1,911,000.00    5.500000%             0.00      8,758.75        8,758.75       0.00       0.00
                        B5          1,365,470.64    5.500000%             0.00      6,258.19        6,258.19       0.37       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        546,000,000.37     -            2,346,091.40  2,497,859.49    4,843,950.89       0.37     -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        494,766,120.02              0.00
                                A2         21,961,199.79              0.00
                                PO            991,118.52              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M          12,285,000.00              0.00
                                B1          4,914,000.00              0.00
                                B2          2,730,000.00              0.00
                                B3          2,730,000.00              0.00
                                B4          1,911,000.00              0.00
                                B5          1,365,470.27              0.21
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        543,653,908.60              0.21
--------------------------------------------------------------------------------

                             Payment Date: 07/25/05


          ------------------------------------------------------------
                   Independent National Mortgage Corporation
           Countrywide Home Loans, Countrywide Alternative Loan Trust
                                Series 2005-33CB
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    496,992,000.00     5.500000% 12667GB77     4.478704      4.583333    995.521296
                           A2     22,060,000.00     5.500000% 12667GB85     4.478704      4.583333    995.521296
                           PO      1,012,429.73     0.000000% 12667GB93    21.049570      0.000000    978.950430
Residual                   AR            100.00     5.500000% 12667GC27   1,000.000000    4.583333      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M      12,285,000.00     5.500000% 12667GC35     0.000000      4.583333  1,000.000000
                           B1      4,914,000.00     5.500000% 12667GC43     0.000000      4.583333  1,000.000000
                           B2      2,730,000.00     5.500000% 12667GC50     0.000000      4.583333  1,000.000000
                           B3      2,730,000.00     5.500000% 12667GB44     0.000000      4.583333  1,000.000000
                           B4      1,911,000.00     5.500000% 12667GB51     0.000000      4.583333  1,000.000000
                           B5      1,365,470.64     5.500000% 12667GB69     0.000000      4.583178    999.999729
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     546,000,000.37       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   Independent National Mortgage Corporation
           Countrywide Home Loans, Countrywide Alternative Loan Trust
                                Series 2005-33CB
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       543,653,908.60   543,653,908.60
Loan count                   2719             2719
Avg loan rate           6.146429%             6.15
Prepay amount        2,325,530.46     2,325,530.46

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       113,150.99       113,150.99
Sub servicer fees      180,826.24       180,826.24
Trustee fees             4,095.00         4,095.00


Agg advances                  N/A              N/A
Adv this period          4,220.09         4,220.09

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud               10,920,000.00    10,920,000.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.249914%           100.000000%            520,064,529.73
   -----------------------------------------------------------------------------
   Junior            4.750086%             0.000000%             25,935,470.27
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           4                   803,274.97
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 4                   803,274.97
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            4,843,950.89          4,843,950.89
Principal remittance amount            2,346,091.40          2,346,091.40
Interest remittance amount             2,497,859.49          2,497,859.49